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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report February 23, 2004
              (Date of earliest event reported) (February 9, 2004)

                          PETRO STOPPING CENTERS, L.P.
              Exact Name of Registrant as Specified in its Charter

           Delaware                     1-13018                74-2628339
State or Other Jurisdiction of   Commission File Number      I.R.S. Employer
         Incorporation                                    Identification Number

                6080 Surety Dr.
                El Paso, Texas                                     79905
    Address of Principal Executive Offices                       Zip Code

                                 (915) 779-4711
               Registrant's telephone number, including area code

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Item 5. Other Events

     On February 9, 2004, Petro Stopping Centers Holdings, L.P. and its affiliated entities, Petro Holdings Financial Corporation, Petro Warrant Holdings Corporation, Petro Stopping Centers, L.P. and Petro Financial Corporation (collectively, the "Companies"), issued a press release announcing the closing of a series of transactions pursuant to which the Companies have refinanced substantially all of their existing indebtedness.

     A copy of the press release is filed as Exhibit 99.3 to this Current Report on Form 8-K. The press release is incorporated herein by reference and the foregoing description of the press release is qualified in its entirety by reference to Exhibit 99.3.

Item 7. Financial Statements and Exhibits

     (a)  Financial statements of business acquired:

          Not applicable.

     (b)  Pro forma financial information:

          Not applicable.

     (c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

          Exhibit 4.8 Revolving Credit and Term Loan Agreement, dated February 9, 2004, among Petro Stopping Centers, L.P., Petro Stopping Centers Holdings, L.P., Petro Holdings Financial Corporation, Petro Distributing, Inc., and Petro Financial Corporation, Wells Fargo Bank, N.A., as Administrative Agent, Collateral Agent, and L/C Issuer, Bank of America, N.A., as Syndication Agent and the other lenders party thereto.

          Exhibit 4.9 Indenture, dated as of February 9, 2004, by and among Petro Stopping Centers, L.P. and Petro Financial Corporation, as Issuers, Petro Stopping Centers Holdings, L.P., Petro Holdings Financial Corporation, and Petro Distributing, Inc., as Guarantors, and The Bank of New York, as Trustee, relating to Petro Stopping Centers, L.P.'s $225 million aggregate principal amount 9% Senior Secured Notes due 2012.

          Exhibit 4.10 First Supplemental Indenture, dated as of February 9, 2004, by and among Petro Stopping Centers, L.P. and Petro Financial Corporation, as Issuers, Petro Stopping Centers Holdings, L.P., Petro Holdings Financial Corporation, and Petro Distributing, Inc., as Guarantors, and The Bank of New York, as Trustee, relating to Petro Stopping Centers, L.P.'s $225 million aggregate principal amount 9% Senior Secured Notes due 2012.

          Exhibit 4.11  Second Supplemental Indenture, dated as of February 9,

                        2004, by and among Petro Stopping Centers, L.P. and Petro Financial Corporation, as Issuers, and U.S. Bank National Association, as successor to State Street Bank and Trust Company, as Trustee, relating to Petro Stopping Centers, L.P.'s $135 million aggregate principal amount 10 1/2% Senior Notes due 2007.

          Exhibit 99.3  Press release dated February 9, 2004

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          PETRO STOPPING CENTERS, L.P.
                                                       (Registrant)

Date: February 23, 2004                   By: /s/ J.A. Cardwell, Sr.
                                             -----------------------------------
                                                  J.A. Cardwell, Sr.
                                                  Chairman and Chief Executive
                                                  Officer (On behalf of the
                                                  Registrant and as Registrant's
                                                  Principal Executive Officer)

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                                  EXHIBIT INDEX

Exhibit No.           Exhibit Description
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4.8*         Revolving Credit and Term Loan Agreement, dated February 9, 2004, among Petro Stopping Centers, L.P., Petro Stopping Centers Holdings, L.P., Petro Holdings Financial Corporation, Petro Distributing, Inc., and Petro Financial Corporation, Wells Fargo Bank, N.A., as Administrative Agent, Collateral Agent, and L/C Issuer, Bank of America, N.A., as Syndication Agent and the other lenders party thereto.

4.9* Indenture, dated as of February 9, 2004, by and among Petro Stopping Centers, L.P. and Petro Financial Corporation, as Issuers, Petro Stopping Centers Holdings, L.P., Petro Holdings Financial Corporation, and Petro Distributing, Inc., as Guarantors, and The Bank of New York, as Trustee, relating to Petro Stopping Centers, L.P.'s $225 million aggregate principal amount 9% Senior Secured Notes due 2012.

4.10* First Supplemental Indenture, dated as of February 9, 2004, by and among Petro Stopping Centers, L.P. and Petro Financial Corporation, as Issuers, Petro Stopping Centers Holdings, L.P., Petro Holdings Financial Corporation, and Petro Distributing, Inc., as Guarantors, and The Bank of New York, as Trustee, relating to Petro Stopping Centers, L.P.'s $225 million aggregate principal amount 9% Senior Secured Notes due 2012.

4.11* Second Supplemental Indenture, dated as of February 9, 2004, by and among Petro Stopping Centers, L.P. and Petro Financial Corporation, as Issuers, and U.S. Bank National Association, as successor to State Street Bank and Trust Company, as Trustee, relating to Petro Stopping Centers, L.P.'s $135 million aggregate principal amount 10 1/2% Senior Notes due 2007.

99.3*        Press release dated February 9, 2004

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* Filed herewith

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